Exhibit 4.1

Snap Interactive, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
AUTHORIZED: 100,000,000 COMMON SHARES, $.001 PAR VALUE

SPECIMEN

This Certifies That

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 83303W109

Is The Owner Of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.001 PAR VALUE OF

Snap Interactive, Inc.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

In Witness Whereof, *the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.*

Dated:

PRESIDENT/SECRETARY

Snap Interactive, Inc.
CORPORATE
SEAL
DELAWARE

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

By: ____________________
Transfer Agent and Registrar Authorized Officer

Corporate Graphics LLC

431

Snap Interactive, Inc.
Corporate Stock Transfer, Inc.
Transfer Fee: As Required

SPECIMEN

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: '

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	Custodian for
			(Cust.)	(Minor)
TEN ENT	—	as tenants by the entireties	under Uniform Gifts to Minors

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common	Act of
(State)

Additional abbreviations may also be used though not in the above list.

For value received	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address of assignee

Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated	20

SIGNATURE GUARANTEED.	X

X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS 'WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.